                                                                    Exhibit (24)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 14th day of March 2005.

                                       /s/ Herschel M. Bloom
                                       ---------------------
                                       Herschel M. Bloom
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2005.

                                       /s/ Ronald G. Bruno
                                       -------------------
                                       Ronald G. Bruno
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 10th day of March 2005.

                                       /s/ Arnold W. Donald
                                       --------------------
                                       Arnold W. Donald
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities indicated below her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 10th day of March 2005.

                                       /s/ Rebecca C. Matthias
                                       -----------------------
                                       Rebecca C. Matthias
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 10th day of March 2005.

                                       /s/ Clarence V. Nalley III
                                       --------------------------
                                       Clarence V. Nalley III
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities indicated below her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 9th day of March 2005.

                                       /s/ Margaret M. Porter
                                       ----------------------
                                       Margaret M. Porter
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities indicated below her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 10th day of March 2005.

                                       /s/ Mary Jane Robertson
                                       -----------------------
                                       Mary Jane Robertson
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 10th day of March 2005.

                                       /s/ John R. Thomas
                                       ------------------
                                       John R. Thomas
                                       Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended January 1, 2005 including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

DATED this 16th day of March 2005.

                                       /s/ John A. White
                                       -----------------
                                       John A. White
                                       Director